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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 16, 2001
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                     000-25169                 82-049021
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(State or other jurisdiction        (Commission            (IRS Employer
 of Incorporation)                    File Number)          Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada                   M5J 2G2
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     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            416/364-2551
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          (Former name or former address, if changed since last report)


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Item 7.           Exhibits

*4.1 Securities Purchase Agreement dated January 16, 2001, between Generex Biotechnology Corporation, Elan International Services, Ltd. and Elan Corporation, plc. This exhibit replaces in its entirety the copy of this agreement that was filed as an exhibit to a Form 8-K filed by the registrant on January 23, 2001.


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GENEREX BIOTECHNOLOGY CORPORATION


Dated: February 1, 2001                      By: /s/E. Mark Perri
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                                                 E. Mark Perri, Chairman and CFO